                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant[X]

Filed by a party other than the Registrant[ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

Champion Industries, Inc.
------------------------------------------------------------------------
(Name of Registrant as Specified in its Charter)


------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)     Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------

       2)     Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. Set forth the amount on which the filing fee is calculated and state how it was determined.


              ------------------------------------------------------------------

       4)     Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------

       5)     Total fee paid:

              ------------------------------------------------------------------



[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:

              ------------------------------------------------------------------

       2)     Form, Schedule or Registration Statement No.:

              ------------------------------------------------------------------

       3)     Filing Party:

              ------------------------------------------------------------------

       4)     Date Filed:

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



                            CHAMPION INDUSTRIES, INC.
                                 P. O. Box 2968
                         Huntington, West Virginia 25728


                             ---------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 19, 2001


                             ---------------------


To The Shareholders:

    The annual meeting of shareholders of Champion Industries, Inc. will be held at the Radisson Hotel Huntington, 1001 Third Avenue, Huntington, West Virginia, on Monday, March 19, 2001 at 1:00 p.m. local time for the following purposes:

    1. To fix the number of directors at eight (8) and to elect directors to hold office until the next annual meeting of shareholders.

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record of the Common Stock of Champion Industries, Inc. at the close of business on February 9, 2001 are entitled to notice of this meeting and to vote at the meeting.

    We hope you will attend the meeting and vote your shares in person. However, since a majority of the outstanding shares must be present in person or by proxy in order to conduct the meeting, we urge you to date, sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may then withdraw your proxy if you so desire. The proxy may be revoked at any time prior to its exercise, but after commencement of the annual meeting, the proxy may be revoked only in accordance with the order of business adopted for the meeting.



Dated:  February 16, 2001                    By Order of the Board of Directors


                                             WALTER R. SANSOM, SECRETARY

                            CHAMPION INDUSTRIES, INC.
                                 P. O. Box 2968
                         Huntington, West Virginia 25728


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 19, 2001


                                  INTRODUCTION

       The accompanying proxy is solicited by and on behalf of the Board of Directors of Champion Industries, Inc. (the "Company") for use at the annual meeting of shareholders to be held on Monday, March 19, 2001, at 1:00 p.m. local time at the Radisson Hotel Huntington, 1001 Third Avenue, Huntington, West Virginia, and any adjournment thereof (the "Annual Meeting"). The Company anticipates that this Proxy Statement and the form of proxy will be sent or given to shareholders on approximately February 16, 2001.

       Only those shareholders of record as of the close of business on February 9, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof. At such time, the Company had and continues to have only one (1) class of stock outstanding, consisting of 9,713,913 issued and outstanding shares of common stock, of the par value of One Dollar ($1.00) per share (the "Common Stock") held by approximately 505 shareholders. The Common Stock carries no preemptive rights.

       The Company's By-laws provide that at each election for directors every shareholder entitled to vote at such election has as many votes as the number of shares owned, multiplied by the number of directors to be elected, and may either accumulate all votes for one candidate or distribute those votes among as many candidates as the shareholder may choose. For all other purposes, each share is entitled to one vote.


                       SOLICITATION OF PROXIES AND VOTING

       Solicitation of proxies may be made in person or by mail, telephone, or facsimile by directors, officers and regular employees of the Company or its subsidiaries and by proxy solicitation companies. The Company may also request brokerage houses, banks, and other record holders of the Company's stock to forward proxy solicitation materials to the beneficial owners of such stock, and will reimburse such persons for their expenses in connection therewith. The Company has engaged Corporate Investor Communications, Inc. to assist in the solicitation of proxies of brokers and financial institutions and their nominees, for a fee of $4,000, plus reimbursement of reasonable out-of-pocket expenses. The expense of soliciting proxies will be borne by the Company.

       Shares represented at the meeting by properly executed proxies in the accompanying form will be voted at the meeting, or any adjournment thereof, and where the shareholder giving the proxy specifies a choice by means of the ballot space provided in the form of proxy, the shares will be voted in accordance with the specifications so made. If no directions are given by the shareholder, the proxy will be voted in accordance with the recommendations of the Board of Directors of the Company, for the election of the Board of Directors' eight (8) nominees for election as directors of the Company (or, if deemed appropriate by the individuals appointed in the proxies, cumulatively voted for less than all of the Board's nominees to ensure the election of as many of the Board's nominees as possible). Any proxy given for use at the meeting may be revoked at any time before it is exercised by written notice or subsequently dated proxy received by the Company, or by oral revocation given by the shareholder in person at the meeting or any adjournment thereof. The proxies appointed by the Board of Directors may, in their discretion, vote upon such other matters as may properly come before the annual meeting.

       Votes, whether in person or by proxy, will be counted and tabulated by judges of election appointed by the Board of Directors of the Company, in conjunction with an independent, third-party vote tabulation firm. The presence of a majority of the outstanding shares of Common Stock in person or by proxy is necessary to constitute a quorum. Abstentions and broker non-votes will not be counted as votes either "for" or "against" any matters coming before the Annual Meeting, but will be counted toward determining the presence or absence of a quorum. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals. In the election of directors, those nominees receiving the eight (8) highest number of votes shall be elected, even if such votes do not constitute a majority.


                              ELECTION OF DIRECTORS

                PROPOSAL NO. 1 IN THE ACCOMPANYING FORM OF PROXY

       The proxies granted by the shareholders will be voted at the meeting for the resolution, unless contrary direction is indicated, establishing the number of directors at eight (8) and the election of the eight (8) nominees listed below. The proxies cannot be voted for a greater number of persons. The nominees elected as directors are to serve until the next annual meeting of shareholders and until their successors are duly elected and have qualified. The By-laws provide, however, that between annual meetings, the Board of Directors, by a majority vote, may increase the number of directors and may appoint such persons as they may select, by a majority vote, to fill any vacancies.

       While it is not anticipated that any of the nominees will be unable to serve, if for any reason one or more shall be unable to do so, the proxies will be voted for any nominees selected by management of the Company. The persons listed below have been nominated by the Board of Directors for election as directors. Each of the nominees is currently a director of the Company. The name, age, principal occupation and business experience of each, all positions and offices held by each with the Company or any of its subsidiaries and any period during which he has served as such are set forth below.

NAME, AGE, POSITION AND
OFFICES WITH COMPANY AND      PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS
YEAR  BECAME DIRECTOR
--------------------------------------------------------------------------------------------------

Robert H. Beymer -73          President of First Sentry Bank, Huntington, West Virginia from 1996
Director - 1992               to present; General Partner, Eastern Heights Shopping Center, Ltd.
                              from 1976 to present; Consultant to One Valley Bank of Huntington
                              (Huntington, West Virginia) from 1986 to 1993; President of First
                              Guaranty Bank (Hammond, Louisiana) from December 1992 to June 1994;
                              Director of Stationers, Inc. (a Company subsidiary) from 1990 to present.
--------------------------------------------------------------------------------------------------

Philip E. Cline -67           Consultant, July 1999 to present; President, Monumental Concrete
Director - 1992               Co. August 1996 to present; President, Chief Executive Officer and
                              Director, Broughton Foods Company from January 1997 to June 1999;
                              Interim President and Chief Executive Officer, Broughton Foods
                              Company from November 1996 to December 1996; Consultant from
                              January 1996 to November 1996, Executive Vice President (1995 to
                              1996), Vice President and Treasurer (1968 to 1995) of J. H.
                              Fletcher & Co. (manufacturer of underground mining equipment);
                              Director of Banc One West Virginia Corporation (formerly Key
                              Centurion Bancshares, Inc.) from 1983 to December 2000.

Harley F. Mooney, Jr. - 72    Brig. Gen. U.S. Army (Ret.); Managing Partner, Mooney-Osborne &
Director - 1992               Associates (management consulting) from 1985 to present; Director of Stationers, Inc. (a Company subsidiary) from 1989 to present;
                              consultant to Stationers, Inc. from 1988 to 1990; consultant to
                              The Harrah and Reynolds Corporation since 1988; Director of Ohio
                              River Bank, Ironton, Ohio from 1995 to present; Chairman of the
                              Board of Directors, Caspian Industries (manufacturing) since 1996.
--------------------------------------------------------------------------------------------------

Todd L. Parchman - 46         Partner, Parchman, Vaughan & Company (investment bankers) since May,
Director - 1993               1996; Senior Vice President (from 1990 to May 1996) and Director
                              (from 1994 until May, 1996), Ferris, Baker Watts, Incorporated.
--------------------------------------------------------------------------------------------------

A. Michael Perry - 64         President (from 1983 to December 1993), Chief Executive Officer
Director - 1992               (from 1983 to present) and Chairman of Board from November 1993 to present of Banc One West Virginia Corporation (formerly Key
                              Centurion Bancshares, Inc.)
--------------------------------------------------------------------------------------------------

Marshall T. Reynolds - 64     Chief Executive Officer and Chairman of the Board of Directors
Chief Executive Officer,      of Company from 1992 to present, President of Company from
Director and Chairman of      December 1992 to September 2000; President and general manager of
the Board of Directors -      The Harrah and Reynolds Corporation, predecessor of the Company,
1992                          from 1964 (and sole shareholder from 1972) to present; Chairman of the Board of Directors, Broughton Foods Company from November
                              1996 to  June 1999; Director (from 1983 to November 1993) and
                              Chairman of the Board of Directors (from 1983 to November 1993)
                              of Banc One West Virginia Corporation (formerly Key Centurion
                              Bancshares, Inc.)
--------------------------------------------------------------------------------------------------

Neal W. Scaggs - 64           President, Baisden Brothers, Inc. (retail and wholesale hardware)
Director - 1992               from 1963 to present; Director of Banc One West Virginia
                              Corporation (formerly Key Centurion Bancshares, Inc.) from 1984 to
                              December 2000.
--------------------------------------------------------------------------------------------------

Glenn W. Wilcox, Sr. - 69     Chairman of the Board of Directors of Wilcox Travel Agency, Inc.
Director - 1997               since 1953; Chairman of the Board of Directors (since 1974) and
                              President (from 1974 to 1997) of Blue Ridge Printing Co., Inc;
                              Chairman of the Board of Directors of Tower Associates, Inc. (real estate development) from 1989 to 1998.
--------------------------------------------------------------------------------------------------

       Mr. Reynolds is chairman of the board of directors and Mr. Scaggs is a director of Premier Financial Bancorp, Inc., of Georgetown, Kentucky, which has a class of securities registered pursuant to the Securities Exchange Act of 1934.

       Mr. Reynolds and Mr. Beymer are directors of First Guaranty Bank, of Hammond, Louisiana, which has a class of securities registered pursuant to the Securities Exchange Act of 1934.

       Mr. Perry is a director of Arch Coal, Inc., which has a class of securities registered pursuant to the Securities Exchange Act of 1934.

       Mr. Reynolds is a director of Abigail Adams National Bancorp, Inc., of Washington D.C., which has a class of securities registered pursuant to the Securities Exchange Act of 1934.

       Ferris, Baker Watts, Incorporated, of which Mr. Parchman was an officer and director until May, 1996, served as representative of the several underwriters involved in the January, 1993 public offering of Company Common Stock. Pursuant to agreement among Mr. Reynolds, the Company and Ferris, Baker Watts, Incorporated, Mr. Parchman was appointed to the Company's Board of Directors at the closing of such offering.

                  DIRECTOR MEETINGS, COMMITTEES AND ATTENDANCE

       The Board of Directors has two standing committees, a Compensation Committee and an Audit Committee.

       The Compensation Committee reviews and recommends to the Board the compensation and employee benefits of officers of the Company and administers the 1993 Stock Option Plan. The Compensation Committee did not meet during fiscal year 2000, and currently consists of Messrs. Beymer, Mooney and Perry.

       The Audit Committee meets with the Company's financial management and independent auditors and reviews the accounting principles and the scope and control of the Company's financial reporting practices, and makes reports and recommendations to the Board with respect to audit matters. The Audit Committee met three (3) times during fiscal year 2000, and currently consists of Messrs. Cline, Parchman and Scaggs. The Company's Board of Directors has adopted a written charter for the Audit Committee of the Board. A copy of the written Audit Committee charter is attached as Appendix A to this annual meeting proxy statement. Please review the "Report of the Audit Committee" included in this annual meeting proxy statement.

       The Board does not have a nominating committee, as nominations are made by the Board as a whole.

       During fiscal year 2000, there were 9 meetings of the Company Board of Directors. All directors attended 75% or more of the aggregate of meetings of the Board and their committees held during their respective terms, except Mr. Parchman, who attended 4 board meetings and 2 audit committee meetings.

                               OWNERSHIP OF SHARES

PRINCIPAL SHAREHOLDER

       No person is known to the Company to be the beneficial owner of more than 5% of the Company Common Stock at January 15, 2001 except as follows:

                   NAME AND ADDRESS OF           AMOUNT AND NATURE OF
TITLE OF CLASS     BENEFICIAL OWNER              BENEFICIAL OWNERSHIP       PERCENT OF CLASS
----------------------------------------------------------------------------------------------

Common Stock       Marshall T. Reynolds            4,750,127 shares (1)            49%
                   2450 1st Avenue
                   Huntington, West Virginia
                   25728

---------------

   (1) 4,738,687 shares through a controlled corporation, The Harrah and Reynolds Corporation ("Harrah and Reynolds"), of which Mr. Reynolds is the sole shareholder; 2,440 shares are held by Mr. Reynolds' wife. 2,377,750 shares are pledged as collateral to secure loans made to Mr. Reynolds in the ordinary course of business by several commercial banks. Any disposition of such pledged shares upon a default by Mr. Reynolds under such loans could result in a change of control of the Company. The Company has no reason to believe that any such default will occur.

SECURITY OWNERSHIP OF OFFICERS AND DIRECTORS

       The following table sets forth certain information concerning ownership of Company Common Stock as of January 15, 2001 by (i) each of the directors and nominees, (ii) each executive officer named in the Summary Compensation table contained herein, and (iii) all directors and executive officers as a group. Except as otherwise noted, each beneficial owner listed below has sole voting and investment power with respect to the shares listed next to the owner's name.

NAME OF BENEFICIAL OWNER               SHARES BENEFICIALLY OWNED          PERCENTAGE OF CLASS
---------------------------------------------------------------------------------------------------
Robert H. Beymer                       5,244 (1)                          *
Philip E. Cline                        1,000                              *
Harley F. Mooney, Jr.                  20,690                             *
Todd L. Parchman                       2,267                              *
A. Michael Perry                       20,106                             *
Marshall T. Reynolds                   4,750,127 (2)                      49%
Neal W. Scaggs                         60,000 (3)                         *
Glenn W. Wilcox, Sr.                   115,000                            1.2%
Theodore J. Nowlen                     5,800(4)                           *
J. Mac Aldridge                        37,796 (5)(6)                      *
R. Douglas McElwain                    28,839(6)(7)                       *
James A. Rhodes                        6,000(4)                           *
All directors and executive
  officers as a group                  5,175,625                          52.5%
(19 persons) (8)

---------------

    * The percentage of shares of Company Common Stock beneficially owned by these persons is less than 1%.

   (1) Includes 2,316 shares owned by wife; reporting person has no voting or investment power with respect to those 2,316 shares.

   (2) Includes 4,738,687 shares owned by a controlled corporation; 2,440 shares owned by wife, with respect to which reporting person has no voting or investment power.

   (3) Joint voting and investment power shared with wife with respect to 50,000 shares; 10,000 shares owned by controlled corporation.

   (4) Includes presently exercisable options to purchase 5,000 shares of Common Stock pursuant to 1993 Stock Option Plan.

   (5) Joint voting and investment power shared with wife with respect to 29,296 shares.

   (6) Includes presently exercisable options to purchase 8,500 shares of Common Stock pursuant to 1993 Stock Option Plan.

   (7) Joint voting and investment power shared with wife with respect to 15,456 shares.

   (8) Includes presently exercisable options to purchase an aggregate of 71,250 shares of Common Stock pursuant to 1993 Stock Option Plan. These shares are not included for purposes of computing the percentage of Common Stock held by all directors and executive officers as a group.

                     COMPENSATION OF DIRECTORS AND OFFICERS

COMPENSATION OF DIRECTORS

       Company directors who are not employees of the Company are paid a director's fee of $500 per Company Board meeting attended and $100 per committee meeting attended. In addition, Company directors Robert H. Beymer and Harley F. Mooney, Jr. were each paid directors' fees of $500 per Stationers, Inc. Board meeting attended, for total Stationers, Inc. directors' fees of $6,000 each in fiscal year 2000. The Company reimbursed directors Todd L. Parchman and Glenn W. Wilcox, Sr. for their travel expenses incurred in attendance at monthly Board meetings, aggregating $4,378 and $5,090, respectively, in fiscal year ended October 31, 2000.

       The Company's Blue Ridge Printing Co., Inc. subsidiary ("Blue Ridge") is party to a Deferred Compensation Agreement dated July 1, 1993, and a Split-Dollar Life Insurance Agreement dated July 1, 1992 with Company director Glenn W. Wilcox, Sr., who was the principal shareholder and chairman of the board of directors of Blue Ridge prior to the Company's acquisition of Blue Ridge in May of 1997. Pursuant to the Deferred Compensation Agreement, if Mr. Wilcox is employed by Blue Ridge upon attaining age 69, Blue Ridge has agreed to pay him (or his designated beneficiary in the event of his death after retirement prior to receiving all benefits) an annual retirement benefit of $50,000 for ten years. Blue Ridge may prepay its obligations in whole or part at a discounted rate.

       In the event Mr. Wilcox dies while employed by Blue Ridge prior to commencement of payments under the Deferred Compensation Agreement, no benefits will be payable thereunder, but death benefits will be paid under the Split-Dollar Life Insurance Agreement. Pursuant to that Agreement, Blue Ridge pays annual premiums on a policy of life insurance owned by Mr. Wilcox. At Mr. Wilcox's death, or termination of the Agreement, as therein provided, Blue Ridge is entitled to receive from the proceeds of such policy the aggregate premiums paid by it less that portion of the annual premium taxable to Mr. Wilcox, with Mr. Wilcox or his beneficiaries being entitled to the balance of proceeds.

COMPENSATION OF EXECUTIVE OFFICERS

   Summary of Cash and Certain Other Compensation

       The following table shows, for the fiscal years ended October 31, 2000, 1999 and 1998, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the five most highly compensated executive officers of the Company in all capacities in which they served:

SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------
                                                                   Long Term
                                                                  Compensation
                      Annual Compensation                            Awards
--------------------------------------------------------------------------------
            (a)                 (b)        (c)          (d)           (g)            (i)
                                                                                  All Other
Name and Principal Position    Year       Salary       Bonus       Options(1)   Compensation(2)
                                           ($)          ($)           (#)            ($)
-----------------------------------------------------------------------------------------------

MARSHALL T. REYNOLDS,          2000             1       -0-           -0-               -0-
Chief Executive Officer,                                              -0-
Chairman of the Board          1999        95,850       -0-                             117
of Directors                   1998       150,000       -0-           -0-               156

THEODORE J. NOWLEN,            2000        59,006      59,908         2,000           2,378
Vice President, Division
Manager                        1999        75,752      38,421         2,000           2,283
                               1998        78,096       -0-           1,000           1,562

J. MAC ALDRIDGE,               2000        50,016     100,622         2,000           3,013
Vice President, Division
Manager                        1999        50,016     103,591         2,000           3,072
                               1998        50,016     104,258         2,000           3,085

R. DOUGLAS MCELWAIN,           2000        50,016      81,156         2,000           2,623
Vice President, Division
Manager                        1999        50,016     119,022         2,000           3,381
                               1998        50,016     134,424         2,000           1,042

JAMES A. RHODES,               2000        43,117      74,154         2,000           2,345
Vice President, Division
Manager                        1999        71,232      31,584         2,000           2,056
                               1998        78,923      23,592         1,000           2,050

---------------

(1) All options are granted at the market price of Company Common Stock on the date of the grant. Pursuant to the anti-dilution provisions of the Company's 1993 Stock Option Plan, all share amounts and exercise prices have been adjusted, as appropriate, for stock dividends and stock splits paid on Company Common Stock through October 31, 2000.

(2) This item consists of matching contributions by the Company to its 401(k) Plan on behalf of each of the named executives to match pre-tax elective deferral contributions (included under Salary) made by each to such plan. Participation in the 401(k) Plan is open to any employee age 21 or older on January 1 and July 1 of each year following the first day of the thirteenth month of employment. Subject to limitations contained in the Internal Revenue Code, participants may contribute 1% to 15% of their annual compensation and the Company contributes 100% of the participant's contribution not to exceed 2% of the participant's annual compensation.

                    OPTION GRANTS IN LAST FISCAL YEAR - 2000

----------------------------------------------------------------------------------------------------------------
                                                                                         POTENTIAL REALIZABLE
                                                    % OF TOTAL                                 VALUE AT
                                   NUMBER OF         OPTIONS                            ASSUMED ANNUAL RATES OF
                                   SECURITIES       GRANTED TO    EXERCISE  EXPIRATION        STOCK PRICE
                                   UNDERLYING       EMPLOYEES       PRICE      DATE          APPRECIATION
                                OPTIONS GRANTED   IN FISCAL YEAR  ($/SHARE)               FOR OPTION TERM (2)
                               -----------------                                        ------------------------
       NAME                      TYPE (1)     #                                           5% ($)     10% ($)
----------------------------------------------------------------------------------------------------------------

MARSHALL T. REYNOLDS           ISO         -0-
Chief Executive Officer,       NQSO        -0-
                               -----      -----
   Chairman of the Board
   of Directors                TOTAL       -0-         N/A           N/A       N/A         N/A         N/A

THEODORE J. NOWLEN             ISO        2,000
Vice President,                NQSO        -0-
                               -----      -----
   Division Manager            TOTAL      2,000        4.0%         $4.25   12/20/2004    2,348       5,189

J. MAC ALDRIDGE                ISO        2,000
Vice President,                NQSO        -0-
                               -----      -----
   Division Manager            TOTAL      2,000        4.0%         $4.25   12/20/2004    2,348       5,189

R. DOUGLAS MCELWAIN            ISO        2,000
Vice President,                NQSO        -0-
                                          -----
   Division Manager            TOTAL      2,000        4.0%         $4.25   12/20/2004    2,348       5,189

JAMES A. RHODES                ISO        2,000
Vice President,                NQSO        -0-
                                          -----
   Division Manager            TOTAL      2,000        4.0%         $4.25   12/20/2004    2,348       5,189

---------------

(1) Incentive Stock Option (ISO) or Non-qualified Stock Option (NQSO). These options were granted on December 20, 1999, and vested immediately. Options have a term of five years and are exercisable at any time during such five years as to any or all options, conditioned upon optionee's employment by Company at time of exercise (or exercise within 90 days following termination of employment due to death, disability or voluntary retirement).

(2) Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent assumed annual rates of appreciation, at 5% and 10%, for the 5 year option term, based on Securities and Exchange Commission rules, and do not represent the Company's estimate or projection of the price of the Company's Common Stock in the future. Additionally, these values do not take into account certain provisions of the options providing for termination of the options following termination of employment. Actual gains, if any, on stock option exercises depend upon the actual future performance of the Company's Common Stock. Accordingly, the potential realizable values set forth in this table may not be achieved.

       The following table shows the number of shares covered by both exercisable and non-exercisable stock options as of October 31, 2000. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the fiscal year-end price of Company Common Stock.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

--------------------------------------------------------------------------------------------------
             (A)                  (B)            (C)                (D)                (E)
                                                                                    VALUE OF
                                                                 NUMBER OF         UNEXERCISED
                                                                UNEXERCISED       IN-THE-MONEY
                                                              OPTIONS/SARS AT    OPTIONS/SARS AT
                                                                FY-END (#)       FY-END ($) (2)
                                 SHARES
                              ACQUIRED ON       VALUE          EXERCISABLE/       EXERCISABLE/
            NAME              EXERCISE (#) REALIZED ($) (1)    UNEXERCISABLE      UNEXERCISABLE
--------------------------------------------------------------------------------------------------

MARSHALL T. REYNOLDS,
  Chief Executive Officer and
  Chairman of the
    Board of Directors            -0-            -0-                -0-                -0-

THEODORE J. NOWLEN,
  Vice President,
  Division Manager                -0-            -0-              5,000/0              -0-

J. MAC ALDRIDGE,
  Vice President,
    Division Manager              -0-            -0-              8,500/0              -0-

R. DOUGLAS MCELWAIN,
  Vice President,
    Division Manager              -0-            -0-              8,500/0              -0-

JAMES A. RHODES,
  Vice President,
  Division Manager                -0-            -0-              5,000/0              -0-

---------------

(1) Aggregate market value of the shares covered by the option less the aggregate price paid by the executive.

(2) Market value of shares covered by in-the-money options on October 31, 2000 (based on $2.81 per share, the closing price of Company Common Stock on the NASDAQ Stock Market on October 31, 2000), less option exercise prices. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price. All options are granted at the market price of Company common stock on the date of the grant. Pursuant to the anti-dilution provisions of the Company's 1993 Stock Option Plan, all share amounts and exercise prices have been adjusted, as appropriate, for stock dividends and stock splits paid on Company common stock through October 31, 2000.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Effective September 1, 1999, Mr. Reynolds directed that his salary be set at $1.00 per year.

       With respect to the salaries and other compensation of the Company's executive officers (other than Mr. Reynolds), the Compensation Committee believes that Mr. Reynolds, as Chief Executive Officer, is in the best position to establish such compensation and acts upon his recommendations. The Company's compensation package for executive officers consists of base salary plus the opportunity to earn a cash bonus and discretionary stock options. The base salaries are set at levels Mr. Reynolds believes sufficient to attract and retain qualified executives. Cash bonuses are based upon net profit of each of the Company's divisions for which each executive officer is responsible, as well as Mr. Reynolds' assessment of the executive's individual performance and level of responsibility. Stock options are intended to attract and retain executive management by affording them an opportunity to receive additional compensation based upon performance of the Company's Common Stock, and are based upon Mr. Reynolds' assessment of each executive officer's overall performance.

        Members of the Compensation Committee:

               Robert H. Beymer
               Harley F. Mooney, Jr.
               A. Michael Perry

                             STOCK PERFORMANCE GRAPH

       The following graph compares the annual change in cumulative total shareholder return on the Company's common stock for the five year period ended October 31, 2000 with the cumulative total return of the Russell 2000 Index and a peer group index. This graph assumes the reinvestment of all dividends, if any, paid on such securities and an investment of $100 on October 31, 1995. The companies in the peer group index are: Banta Corporation, Cadmus Communications Corp., New England Business Service, Outlook Group Corp., Standard Register Company and United Stationers, Inc. American Business Products, Inc. (formerly included in the peer group) was sold to Mail-Well Inc. and therefore has been excluded from the peer group index. There is no assurance that the Company's common stock performance will continue in the future with the same or similar trends as depicted in the below graph.


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
    AMONG CHAMPION INDUSTRIES, INC., THE RUSSELL 2000 INDEX AND A PEER GROUP

                                  [LINE GRAPH]


       * $100 INVESTED ON 10/31/95 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING OCTOBER 31.

--------------------------------------------------------------------------------
           CHAMPION INDUSTRIES, INC.   RUSSELL 2000 INDEX    PEER GROUP INDEX
--------------------------------------------------------------------------------
 10/31/95             100                     100                  100
--------------------------------------------------------------------------------
 10/31/96             135                     117                   95
--------------------------------------------------------------------------------
 10/31/97             141                     151                  131
--------------------------------------------------------------------------------
 10/31/98             79                      133                  135
--------------------------------------------------------------------------------
 10/31/99             34                      153                  119
--------------------------------------------------------------------------------
 10/31/00             24                      162                  112
--------------------------------------------------------------------------------

                     TRANSACTIONS WITH DIRECTORS, OFFICERS,
                           AND PRINCIPAL SHAREHOLDERS

INTERCOMPANY TRANSACTIONS

       The Company has certain relationships and transactions with Harrah and Reynolds and its affiliated entities. Management believes that all existing agreements and transactions described herein between the Company and Harrah and Reynolds and its affiliates are on terms no less favorable to the Company than those available from unaffiliated parties. Management's belief is premised upon its review of real estate appraisals obtained from unrelated third parties and of market rentals of properties comparable to those leased by the Company. The transactions described below have been approved in accordance with the Company's disinterested director voting policy.

   Realty Leases

       Harrah and Reynolds, Marshall T. Reynolds or affiliated entities and Company officers own the fee interest in certain real estate used by the Company in its business, and lease this real estate to the Company. All realty leases are "triple net," whereby the Company pays for all utilities, insurance, taxes, repairs and maintenance, and all other costs associated with the properties. The properties leased, and certain of the lease terms, are set forth below.

                                                                           ANNUAL         EXPIRATION
PROPERTY                                 LESSOR          SQUARE FEET       RENTAL          OF TERM
------------------------------------------------------------------------------------------------------

2450 1st Avenue                   ADJ Corp. (1)             85,000       $116,400            2008
Huntington, West Virginia

1945 5th Avenue                   Harrah and Reynolds       37,025         60,000            2007
Huntington, West Virginia

615-619 4th Avenue                ADJ Corp. (1) and         59,641         21,600            2003
Huntington, West Virginia         Harrah and Reynolds

405 Ann Street                    Printing Property
Parkersburg, West Virginia        Corp. (2)                 36,614         57,600            2003

1563 Hansford Street              BCM Company, Ltd. (3)     21,360         49,920            2003
Charleston, West Virginia

890 Russell Cave Road             Printing Property
Lexington, Kentucky               Corp. (2)                 20,135         57,600            2007

Route 2, Kyle Industrial Park     ADJ Corp. (1)              9,000         78,000            2003
Huntington, West Virginia

---------------

(1) ADJ Corp. is a West Virginia corporation. Two-thirds of the outstanding capital stock of ADJ Corp. is owned by Marshall T. Reynolds' two sons, one of whom resides with Mr. Reynolds. One-third of the outstanding capital stock is owned by the son of director A. Michael Perry.

(2) Printing Property Corp. is a West Virginia corporation wholly-owned by Mr. Reynolds.

(3) BCM Company, Ltd. is a general partnership owned by Michael D. McKinney, an executive officer of the Company, L. David Brumfield, a former executive officer of the Company and the estate of William C. Campbell, a former executive officer of the Company.

AUDIT COMMITTEE INDEPENDENCE

       Directors Scaggs and Parchman are "independent" members of the Audit Committee under NASDAQ rules defining an independent director. Philip E. Cline served as president and chief executive officer of Broughton Foods Company from November 1996 until that Company's sale in June of 1999. Marshall T. Reynolds, Chairman of the Board of the Company and beneficial owner of approximately 49% of Company Common Stock, served as chairman of the board of directors of Broughton Foods Company and beneficially owned approximately 22.4% of Broughton Foods Company common stock. Under NASDAQ rules defining an independent director, Mr. Cline's service as president and chief executive officer of Broughton Foods Company may cause him to be considered to be not independent. NASDAQ rules provide that one director who is not independent and not a current employee of the Company may be appointed to the Company's Audit Committee if the Company Board of Directors determines that his membership on the Audit Committee is required by the best interest of the corporation and its shareholders, and discloses in this annual proxy statement the nature of the relationship which causes him to be not independent and the reasons for the Board's determination. The Board of Directors has determined that since Mr. Cline's employment with Broughton Foods Company ceased in June of 1999, and due to his training in accountancy (B.S.), his past employment experience in accounting, his service for over 27 years as chief financial officer of a manufacturing concern and his service as chief executive officer of a public company, Mr. Cline's experience and knowledge of business and financial reporting is of such unique value that it will be in the best interest of the corporation and its shareholders to retain Mr. Cline as a member of the Audit Committee and thereby obtain the benefit of his expertise.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal year 2000, all filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except that two (2) reports, covering three (3) transactions, were filed late by Marshall T. Reynolds, one
(1) report, covering two (2) transactions, was filed late by A. Michael Perry, and one (1) report, covering three (3) transactions, was filed late by Philip E. Cline.

                              INDEPENDENT AUDITORS

       The consolidated financial statements of the Company for the year ended October 31, 2000 have been audited by Ernst & Young LLP, independent auditors. A representative of Ernst & Young LLP will be present at the annual meeting of shareholders in order to respond to appropriate questions and to make any other statement deemed appropriate.

       The Board of Directors selects the independent auditors for the Company each year. The Board of Directors intends to continue the services of Ernst & Young LLP for the fiscal year ending October 31, 2001.

Audit Fees

       Ernst & Young LLP billed the Company $147,000 for professional services rendered in connection with the audit of the Company's annual financial statements for the year ended October 31, 2000 and reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year.

Financial Information System Design and Implementation fees

       Ernst & Young LLP rendered no professional services for the year ended October 31, 2000 with respect to financial information systems design and implementation.

All Other Fees

       Ernst & Young LLP billed the Company $23,000 for all services rendered other than those set forth above for the year ended October 31, 2000.

                          REPORT OF THE AUDIT COMMITTEE

       The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosure in the financial statements.

       The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. The Committee has received from the independent auditors the written disclosures and the letter required by the Independence Standards Board, has discussed with the independent auditors the auditor' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and has considered the compatibility of non-audit services with the auditors' independence.

       The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held three (3) meetings during the fiscal year ended October 31, 2000.

       In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended October 31, 2000 for filing with the Securities and Exchange Commission. The committee has also recommended the selection of the Company's independent auditors.

       Philip E. Cline, Audit Committee Chair
       Todd L. Parchman, Audit Committee Member
       Neal W. Scaggs, Audit Committee Member

                                 OTHER BUSINESS

                  PROPOSAL #2 IN THE ACCOMPANYING FORM OF PROXY

       At present, the Board of Directors knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the meeting. If other business is presented at the meeting, the proxies shall be voted in accordance with the recommendation of the Board of Directors.

       Shareholders are urged to specify their choices, and date, sign, and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the Continental United States. Prompt response is helpful, and your cooperation will be appreciated.

                            PROPOSALS BY SHAREHOLDERS

       Proposals by shareholders for possible inclusion in the Company's proxy materials for presentation at the next annual meeting of shareholders must be received by the Secretary of the Company no later than October 19, 2001. In addition, the proxy solicited by the Board of Directors for the next annual meeting of shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with the notice of such proposal no later than January 4, 2002. The Company's By-laws provide that any shareholder wishing to present a nomination for the office of director must do so in writing delivered to the Company at least 14 days and not more than 50 days prior to the first anniversary of the preceding year's annual meeting, and that written notice must meet certain other requirements. For further details as to timing of nominations and the information required to be contained in any nomination, see Article III, Section 10 of the Company's By-laws, a copy of which may be obtained from the Secretary of the Company upon written request delivered to P. O. Box 2968, Huntington, West Virginia 25728.


                                    FORM 10-K

       THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED TO TODD R. FRY, CHIEF FINANCIAL OFFICER, CHAMPION INDUSTRIES, INC., P. O. BOX 2968, HUNTINGTON, WEST VIRGINIA 25728.



Dated:  February 16, 2001                 By Order of the Board of Directors


                                          WALTER R. SANSOM, SECRETARY

                                   APPENDIX A

                            CHAMPION INDUSTRIES, INC.

                            CHARTER - AUDIT COMMITTEE

                                 COMMITTEE ROLE

The committee's role is to act on behalf of the board of directors and oversee all material aspects of the company's reporting, control, and audit functions, except those specifically related to the responsibilities of another standing committee of the board. The audit committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders and on company processes for the management of business/financial risk and for compliance with significant applicable legal, ethical, and regulatory requirements.

The role also includes coordination with other board committees and maintenance of strong, positive working relationships with management, external external auditors, counsel, and other committee advisors.

                              COMMITTEE MEMBERSHIP

The committee shall consist of at least three independent, nonexecutive board members, except as may be permitted by NASDAQ rules. Committee members shall have (1) knowledge of the primary industries in which the company operates; (2) the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, statement of cash flow, and key performance indicators; and (3) the ability to understand key business and financial risks and related controls and control processes. The committee shall have access to its own counsel and other advisors at the committee's sole discretion.

One member, preferably the chairperson, shall be literate in business and financial reporting and control, including knowledge of the regulatory requirements and should have past employment experience in finance or accounting or other comparable experience or background, which results in the individual's financial sophistication (including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities). Committee appointments shall be approved annually by the full board. The committee chairperson shall be selected by the committee members or by the full board.

                         COMMITTEE OPERATING PRINCIPLES

The committee shall fulfill its responsibilities within the context of the following overriding principles:

        [ ] Communications - The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, other committee chairpersons, and other key committee advisors, external and internal auditors, etc., as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues.

        [ ] Committee Education/Orientation - The committee, with management, shall develop and participate in a process for review of important financial and operating topics that present potential significant risk to the company. Additionally, individual committee members are encouraged to participate in relevant and appropriate self-study education to assure understanding of the business and environment in which the company operates.

        [ ] Annual Plan - The committee, with input from management and other key committee advisors, shall develop an annual plan responsive to the "primary committee responsibilities" detailed herein. The annual plan shall be reviewed and approved by the full board.

        [ ] Meeting Agenda - Committee meeting agendas shall be the responsibility of the committee chairperson, with input from committee members. It is expected that the chairperson would also ask for management and key committee advisors, and perhaps others, to participate in this process.

        [ ] Committee Expectations and Information Needs - The committee shall communicate committee expectations and the nature, timing, and extent of committee information needs to management, internal audit, and external parties, including external auditors. Written materials, including key performance indicators and measures related to key business and financial risks, shall be received from management, auditors, and others at least one week in advance of meeting dates. Meeting conduct will assume board members have reviewed written materials in sufficient depth to participate in committee/board dialogue.

        [ ] External Resources - The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities.

        [ ] Committee Meeting Attendees - The committee shall request members of management, counsel, internal audit, and external auditors, as applicable, to participate in committee meetings, as necessary, to carry out the committee responsibilities. Periodically and at least annually, the committee shall meet in private session with only the committee members. It shall be understood that either internal or external auditors, or counsel, may, at any time, request a meeting with the audit committee or committee chairperson with or without management attendance. In any case, the committee shall meet in executive session separately with internal and external auditors, at least annually.

        [ ] Reporting to the Board of Directors - The committee, through the committee chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full board. In addition, summarized minutes from committee meetings, separately identifying monitoring activities from approvals, shall be available to each board member at least one week prior to the subsequent board of directors meeting.

        [ ] Committee Self Assessment - The committee shall review, discuss, and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board, and others. Changes in role and/or responsibilities, if any, shall be recommended to the full board for approval.

        [ ] Independent Board Members - The full board is composed of executive and nonexecutive members. Independent members are nonexecutive members who have no relationship to the corporation that in the opinion of the corporation's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

                      (A) a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

                      (B) a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

                      (C) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

                      (D) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

                      (E) a director who is employed as an executive of another entity where any of the corporation's executives serve on that entity's compensation committee.

                                MEETING FREQUENCY

The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson.

                            REPORTING TO SHAREHOLDERS

The committee shall make available to shareholders a summary report on the scope of its activities. This may be identical to the report that appears in the company's annual report or proxy statement.

                         COMMITTEE'S RELATIONSHIP WITH EXTERNAL AUDITORS

        [ ] The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the shareholders.

        [ ] As the external auditors review financial reports, they will be reporting to the audit committee. They shall report all relevant issues to the committee responsive to agreed-on committee expectations. In executing its oversight role, the board or committee should review the work of external auditors.

        [ ] The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditor' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

        [ ] If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee chairperson.

        [ ] Changes in the directors of corporate compliance shall be subject to committee approval.

                       PRIMARY COMMITTEE RESPONSIBILITIES

          MONITOR FINANCIAL REPORTING AND RISK CONTROL RELATED MATTERS

The committee should review and assess:

        [ ] Risk Management - The company's business risk management process, including the adequacy of the company's overall control environment and controls in selected areas representing significant financial and business risk.

        [ ] Annual Reports and Other Major Regulatory Filings - All major financial reports in advance of filings or distribution.

        [ ] Internal Controls and Regulatory Compliance - The company's system of internal controls for detecting accounting and reporting financial errors, fraud and defalcations, legal violations, and noncompliance with any corporate code of conduct.

        [ ] Internal Audit Responsibilities - The annual audit plan and the process used to develop the plan. Status of activities, significant findings, recommendations, and management's response.

        [ ] Regulatory Examination - SEC inquiries and the results of examinations by other regulatory authorities in terms of important findings, recommendations, and management's response.

        [ ] External Audit Responsibilities - Auditor independence and the overall scope and focus of the annual/interim audit, including the scope and level of involvement with unaudited quarterly or other interim-period information.

        [ ] Financial Reporting and Controls - Key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Important conclusions on interim and/or year-end audit work in advance of the public release of financials.

        [ ] Auditor Recommendations - Important external auditor recommendations on financial reporting, controls, other matters, and management's response. The views of management and auditors on the overall quality of annual and interim financial reporting.

The committee should review, assess, and approve:

        [ ]    Any code of ethical conduct adopted by the corporation.

        [ ]    On an annual basis, the audit committee charter.

        [ ] Changes in important accounting principles and the application thereof in both interim and annual financial reports.

        [ ]    Significant conflicts of interest and related-party transactions.

        [ ] External auditor performance and changes in external audit firm (subject to ratification by the full board).

        [ ]    Changes in key financial management.

                                   DETACH HERE

                            CHAMPION INDUSTRIES, INC.
                 ANNUAL MEETING OF SHAREHOLDERS, MARCH 19, 2001
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Kirby J. Taylor and Robert L. Shell, Jr., and each of them, with full power of substitution, proxies of the undersigned to vote all shares of the Common Stock of Champion Industries, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of shareholders of the Company to be held at the Radisson Hotel Huntington, 1001 Third Avenue, Huntington, West Virginia, on March 19, 2001, and at any adjournments thereof, as indicated below.

1. ELECTION OF DIRECTORS.

[ ] FOR ALL NOMINEES LISTED BELOW                 [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW
    (except as marked to the contrary below)

        Robert H. Beymer                          A. Michael Perry
        Philip E. Cline                           Marshall T. Reynolds
        Harley F. Mooney, Jr.                     Neal W. Scaggs
        Todd L. Parchman                          Glenn W. Wilcox, Sr.

INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name on the line provided below:

-------------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof.

          (Continued, and to be signed and dated, on the reverse side)

                                  DETACH HERE

This Proxy will be voted as directed, but IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES. If any other business is presented at the Annual Meeting, this Proxy will be voted by those named in this Proxy in accordance with the recommendation of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This Proxy confers discretionary authority on those named in this Proxy to vote with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.

This Proxy may be revoked prior to its exercise.



                             Dated:
                                   ------------------------------------


                             ------------------------------------------
                             Signature


                             ------------------------------------------
                             Signature if held jointly


Please sign exactly as your name(s) appear(s) on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee, committee, personal representative or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY IN THE RETURN ENVELOPE.